Nauticus Robotics Reports Strong Start to 2025 Revenue Momentum Builds; Strategic Acquisition Positions Company for Accelerated Growth HOUSTON, May 14, 2025 – Nauticus Robotics, Inc. (“Nauticus” or the “Company”) (NASDAQ: KITT), a trailblazer in subsea robotics and intelligent automation, today announced its financial and operational results for the quarter ended March 31, 2025. President and CEO John Gibson commented, “Our offshore season launched in Q1 with solid momentum and continues to gain strength into the second quarter. With the successful integration of SeaTrepid, the combined business is on pace to exceed Nauticus’s full-year 2024 revenue during the first half of 2025.” Strategic Acquisition Fuels Innovation and Scale On March 20, 2025, Nauticus completed the strategic acquisition of SeaTrepid International LLC (“SeaTrepid”), a seasoned provider of subsea robotic services. This milestone transaction enhances the Company’s operational capabilities and accelerates the deployment of Nauticus’s autonomy software, ToolKITT, across SeaTrepid’s active ROV fleet. This powerful integration brings together cutting-edge robotics with intelligent automation, enabling seamless underwater collaboration between ROVs and Aquanaut vehicles. This breakthrough positions Nauticus to deliver industry-first efficiencies and unlock new commercial opportunities in the offshore services market. The $14.4 million transaction included the acquisition of substantially all assets and select liabilities of SeaTrepid. Operational Milestones and Project Success Nauticus launched the 2025 Gulf Coast offshore season with significant activity: • One ROV began a contract with a drill ship, expected to remain active through the summer. • A second ROV successfully completed a project in the Northeast and is now operational off the Gulf Coast, conducting detailed subsea inspections. • Two Aquanaut® vehicles progressed through rigorous readiness testing; one is fully prepared for deployment, while the other is undergoing final validation. Advancing Next-Generation Technology Nauticus’s Software team achieved notable progress this quarter, developing and finalizing new capabilities for Aquanaut and preparing a commercial-ready release of software for work-class ROVs. Simultaneously, the Electric Manipulator team continued advancing purpose-built electric manipulators designed for seamless integration with both Aquanaut vehicles and ROVs – ushering in a new era of versatile, high-performance subsea tools.

Customer Demand and Outlook Market response to Nauticus’s expanded service offerings has been overwhelmingly positive. Long-standing customers are engaging with the Company’s new operational model, exploring innovative ways to partner and deploy the latest robotic technologies. The sales team is seeing a meaningful shift in customer mindset, signaling increased openness to autonomous solutions. With strong demand, innovative products, and a growing platform, Nauticus is well-positioned for a standout 2025. “We are committed to improving our value,” Gibson said. “The foundation we’ve laid is strong, and the opportunities ahead are truly exciting.” Financial Highlights Revenue: Nauticus reported first-quarter revenue of $0.2 million, compared to $0.5 million for the prior-year period and $0.5 million for the prior quarter. Operating Expenses: Total expenses during the first quarter were $6.0 million, a $0.02 million increase from the prior-year period and a $0.4 million decrease from Q4 2024. Adjusted Net Loss: Nauticus reported adjusted net loss of $6.6 million for the first quarter, compared to an adjusted net loss of $6.4 million for the same period in 2024 and an adjusted net loss of $6.9 million for the prior quarter. Adjusted net loss is a non-GAAP measure which excludes the impact of certain items, as shown in the non-GAAP reconciliation table below. Net Loss: For the first quarter, Nauticus recorded a net loss of $7.6 million, or basic loss per share of $0.28. This compares with a net loss of $72.8 million from the same period in 2024, and a net loss of $84.5 million in the prior quarter. G&A Cost: Nauticus reported G&A first-quarter costs of $4.3 million, which is an increase of $0.9 million compared to the same period in 2024 and a $0.4 million increase from the previous quarter. Balance Sheet and Liquidity As of March 31, 2025, the Company had cash and cash equivalents of $10.1 million, compared to $1.2 million as of December 31, 2024. In Q1 2025, the Company conducted At The Market offerings, in which it issued and sold almost 7.5 million shares for net proceeds of $19.4 million. Conference Call Details Nauticus will host a conference call on May 15, 2025 at 10:00 a.m. Central Time to discuss its results for the quarter ended March 31, 2025. To participate in the earnings conference call, participants should dial toll free at +1-800-549-8228, conference ID: 78839, or access the listen- only webcast at the following link: https://events.q4inc.com/attendee/167622035. A link to the webcast will also be available on the Company's website (https://ir.nauticusrobotics.com/). Following the conclusion of the call, a recording will be available on the Company's website.

About Nauticus Robotics Nauticus Robotics, Inc. is a developer of ocean robots, cloud software and services delivered to the ocean industry. Our portfolio includes fully autonomous underwater vehicles ("AUVs"), robotic manipulators, an open robotic operating system, and related consulting and prototype services with a strong alignment to offshore energy and national security interests. Our technology solutions enable autonomous operations for both the commercial and defense sectors. To effectively enter markets dominated by legacy solutions, we have developed innovative and value-driven technologies. Our flagship autonomous fully electric vehicle, Aquanaut, provides advantages over conventionally tethered Remotely Operated Vehicles (ROVs) and untethered AUVs. Aquanaut represents the next generation of subsea robotics integrating eight independent thrusters to precisely propel and position a hull design to maximize efficiency and speed high-resolution data collection, and autonomous fully electric manipulation comparable to traditional ROV operations. ToolKITT is a sophisticated software platform that governs our suite of robotic products. It enables robots to perceive their environment, navigate in three dimensions, make autonomous decisions, and execute tasks with minimal human intervention. ToolKITT has been deployed on third party commercial ROVs and competing robotic platforms, enhancing our ability to offer advanced inspection and intervention services. This software also plays a critical role in next-generation inspection services, a key industry need for ensuring the integrity of subsea pipelines and offshore infrastructure. The Olympic Arm is a fully electric subsea manipulator designed for complex intervention tasks on both work-class ROVs and Aquanaut. Its patented electric actuators replace traditional hydraulic systems. The strategic acquisition of SeaTrepid International LLC intends to integrate Nauticus AI-driven autonomy software, ToolKITT, into SeaTrepid's existing remotely operated vehicle (ROV) fleet. The combination will showcase unprecedented advancements in power efficiency and operational performance across the industry. The ability of ROVs and Aquanaut to seamlessly communicate at depth unlocks new service opportunities, enabling two autonomous systems to collaborate in delivering cutting- edge underwater solutions. Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 15, 2025. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS March 31, 2025 December 31, 2024 (Unaudited) ASSETS Current Assets: Cash and cash equivalents $10,054,304 $1,186,047 Restricted certificate of deposit 52,640 52,151 Accounts receivable, net 326,830 238,531 Accounts receivable unbilled 165,256 - Inventories 955,894 880,594 Prepaid expenses 1,695,991 1,389,434 Other current assets 607,391 573,275 Assets held for sale 750 750 Total Current Assets 13,859,056 4,320,782 Property and equipment, net 22,812,432 17,115,246 Operating lease right-of-use assets 999,496 1,094,743 Other assets 157,701 154,316 Goodwill 10,652,388 - Total Assets $48,481,073 $22,685,087 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current Liabilities: Accounts payable $4,892,453 $5,916,693 Accrued liabilities 9,674,282 5,602,721

Contract liability 346,279 346,279 Operating lease liabilities - current 447,292 435,307 Notes payable - current 2,437,744 - Total Current Liabilities 17,798,050 12,301,000 Warrant liabilities 131,025 181,913 Operating lease liabilities - long-term 653,402 768,939 Notes payable - long-term, fair value option (related party) 3,307,758 2,583,832 Notes payable - long-term, net of discount (related party) 10,955,052 13,820,366 Notes payable - long-term, net of discount 13,219,166 12,531,332 Other liabilities 895,118 895,118 Total Liabilities $46,959,571 $43,082,500 Stockholders’ Deficit Series A Convertible Preferred Stock $0.0001 par value; 40,000 shares authorized, 35,434 shares issued at March 31, 2025 and December 31, 2024 and 19,846 and 35,034 outstanding at March 31, 2025 and December 31, 2024, respectively. $2 $4 Common stock, $0.0001 par value; 625,000,000 shares authorized, 35,153,188 and 9,761,895 shares issued, respectively, and 35,153,188 and 9,761,895 shares outstanding, respectively 3,515 976 Additional paid-in capital 262,825,753 233,342,188 Accumulated other comprehensive loss (42,229) (42,229) Accumulated deficit (261,265,539) (253,698,352) Total Stockholders’ Deficit 1,521,502 (20,397,413) Total Liabilities and Stockholders' Deficit $48,481,073 $22,685,087

NAUTICUS ROBOTICS, INC. Unaudited Condensed Consolidated Statements of Operations Three Months Ended 3/31/2025 12/31/2024 3/31/2024 Revenue: Service $165,256 $471,223 $464,354 Total revenue 165,256 471,223 464,354 Costs and expenses: Cost of revenue (exclusive of items shown separately below) 1,238,957 2,114,837 2,093,955 Depreciation 480,376 452,970 426,185 Research and development - 19,316 63,534 General and administrative 4,309,686 3,867,232 3,430,010 Total costs and expenses 6,029,019 6,454,355 6,013,684 Operating loss (5,863,763) (5,983,132) (5,549,330) Other (income) expense: Other income, net (87,397) (55,012) (96,473) (Gain) loss on lease termination - 42,618 (15,365) Foreign currency transaction loss 3,267 40,320 5,147 Loss on extinguishment of debt - 48,870,991 78,734,949 Change in fair value of warrant liabilities (50,888) (211,181) (8,309,623) Change in fair value of New Convertible Debentures - 28,123,852 (4,504,426) Change in fair value of November 2024 Debentures 723,926 435,864 - Interest expense, net 1,114,516 1,309,931 1,475,397 Total other expense, net 1,703,424 78,557,383 67,289,606 Net loss $(7,567,187) $(84,540,515) $(72,838,936) Basic and diluted loss per share $(0.28) $(21.59) $(58.75) Basic and diluted weighted average shares outstanding 27,447,425 3,915,684 1,239,881

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Three months ended March 31, 2025 2024 Cash flows from operating activities: Net loss $(7,567,187) $(72,838,936) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation 480,376 426,185 Amortization of debt discount 9,895 381,592 Amortization of debt issuance cost 173,447 142,821 Capitalized paid-in-kind (PIK) interest 166,882 - Accretion of RCB Equities #1, LLC exit fee 24,152 24,212 Stock-based compensation 312,679 530,655 Change in fair value of warrant liabilities (50,888) (8,309,623) Change in fair value of New Convertible Debentures - (4,504,426) Change in fair value of November 2024 Debentures 723,926 - Loss on extinguishment of debt - 78,734,949 Non-cash lease expense 95,247 115,778 Gain on disposal of assets - (4,231) Gain on lease termination - (15,365) Changes in current assets and liabilities: Accounts receivable (115,200) 55,101 Inventories - (15,930) Other assets (282,031) 1,196,413 Accounts payable and accrued liabilities (517,629) (222,104) Contract liabilities - (2,289,834) Operating lease liabilities (103,552) (67,539) Net cash used in operating activities (6,649,883) (6,660,282) Cash flows used in/from investing activities: Capital expenditures (47,989) (324,147) Acquisition of business, net of cash acquired (3,871,992) - Proceeds from sale of property and equipment - 384,708 Proceeds from sale of short-term investments - 7,921 Net cash from investing activities (3,919,981) 68,482 Cash flows from financing activities: Proceeds from notes payable - 13,305,000 Payment of debt issuance costs on notes payable - (1,279,291) Proceeds from ATM offering 20,141,905 - Payment of ATM commissions and fees (703,784) - Net cash from financing activities 19,438,121 12,025,709

Net change in cash and cash equivalents 8,868,257 5,433,909 Cash and cash equivalents, beginning of year 1,186,047 753,398 Cash and cash equivalents, end of year $10,054,304 $6,187,307 NAUTICUS ROBOTICS, INC. Unaudited Reconciliation of Net Loss Attributable to Common Stockholders (GAAP) to Adjusted Net Loss Attributable to Common Stockholders (NON-GAAP) Adjusted net loss attributable to common stockholders is a non-GAAP financial measure which excludes certain items that are included in net loss attributable to common stockholders, the most directly comparable GAAP financial measure. Items excluded are those which the Company believes affect the comparability of operating results and are typically excluded from published estimates by the investment community, including items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Adjusted net loss attributable to common stockholders is presented because management believes it provides useful additional information to investors for analysis of the Company’s fundamental business on a recurring basis. In addition, management believes that adjusted net loss attributable to common stockholders is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies such as Nauticus. Adjusted net loss attributable to common stockholders should not be considered in isolation or as a substitute for net loss attributable to common stockholders or any other measure of a company’s financial performance or profitability presented in accordance with GAAP. A reconciliation of the differences between net loss attributable to common stockholders and adjusted net loss attributable to common stockholders is presented below. Because adjusted net loss attributable to common stockholders excludes some, but not all, items that affect net loss attributable to common stockholders and may vary among companies, our calculation of adjusted net loss attributable to common stockholders may not be comparable to similarly titled measures of other companies. Three Months Ended 3/31/2025 12/31/2024 3/31/2024 Net loss attributable to common stockholders (GAAP) $(7,567,187) $(84,540,515) $(72,838,936) Loss on extinguishment of debt - 48,870,991 78,734,949 Change in fair value of warrant liabilities (50,888) (211,181) (8,309,623) Change in fair value of New Convertible Debentures - 28,123,852 (4,504,426) Change in fair value of November 2024 Debentures 723,926 435,864 - Stock compensation expense 312,679 430,550 530,655

Adjusted net loss attributable to common stockholders (non-GAAP) $(6,581,470) $(6,890,439) $(6,387,381)